                                                                    Exhibit 23.1

                            HINES HORTICULTURE, INC.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58561) of Hines Horticulture, Inc. of our report dated March 15, 2004 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Orange County, California
March 30, 2004